UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

__________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On January 28, 2013, Pernix Therapeutics Holdings, Inc. (the “Company”) issued a press release announcing it is scheduled to ring The NASDAQ Stock Market Opening Bell on January 28, 2013 to celebrate the Company’s listing on The NASDAQ Global Market.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated January 28, 2013

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: January 28, 2013	By:	/s/ Cooper C. Collins
Cooper C. Collins
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated January 28, 2013